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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               September 21, 2002
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                Date of Report (Date of earliest event reported)


                           INTERNATIONAL PAPER COMPANY
                           ---------------------------
             (Exact name of Registrant as Specified in Its charter)


                                    NEW YORK
           -----------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           1-3157                                       13-0872805
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    Commission File Number                  (IRS Employer Identification No.)



                400 Atlantic Street, Stamford, Connecticut 06921
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               (Address of Principal Executive Offices) (Zip Code)


                                  203-541-8000
                             ---------------------
              (Registrant's Telephone Number, Including Area Code)




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          (Former Name or Former Address, if Changed Since Last Report)



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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


Item 1.           CHANGES IN CONTROL OF REGISTRANT.

                  N/A


Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  N/A


Item 3.           BANKRUPTCY OR RECEIVERSHIP.

                  N/A


Item 4.           CHANGES IN REGISTRANT'S DIRECTORS.

                  N/A


Item 5.           OTHER EVENTS.

                  Mr. John R. Kennedy, a member of the International Paper Board of Directors since 1996, retired from the Board on September 21, 2002 in accordance with the Company's policy requiring outside directors to retire from the Board upon their 72nd birthday whether or not the term for which they have been elected has expired.

Item 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  N/A


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  N/A



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Item 8.           CHANGE IN FISCAL YEAR.

                  N/A


Item 9.           REGULATION FD DISCLOSURE.


                  N/A

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       INTERNATIONAL PAPER COMPANY
                                       ---------------------------
                                               (Registrant)


Dated:   September 23, 2002                         By /s/ Carol M. Samalin
                                                       ------------------------
Stamford, Connecticut                                  Carol M. Samalin
                                                       Assistant Secretary